                                                                    EXHIBIT 10.1

                               Deed of Indemnity


THIS DEED OF INDEMNITY is made on 23 January 1999

BETWEEN :

1. INTERTAN, INC., a corporation organised under the laws of the State of Delaware, USA and having its principal offices at 201 Main Street, Suite 1805, Fort Worth, Texas, 76102, USA ("Seller"); and

2.   TANDY CORPORATION   a corporation organised under the laws of the State of
     Delaware, USA and having its principal offices at 100 Throckmorton, Suite 1800 Fort Worth, Texas, 76102, USA ("Tandy")

3. INTERTAN CANADA LTD, a corporation organised under the laws of the province of Alberta, Canada and having its principal offices at Barrie, Ontario, ("Canada");

4. THE CARPHONE WAREHOUSE LIMITED a company registered in England under No. 2142673 the registered office of which is at North Acton Business Park, Wales Farm Road, London W3 6RS ("TCWL"); and

5. WORLDWIDE TELECOMMUNICATIONS LTD a company registered in England of which the registered office is at North Acton Business Park, Wales Farm Road, London W3 6RS ("Guarantor").


IT IS AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

     1.1. In this Deed unless the context otherwise requires the following words shall bear the following meanings:

          WORD                       MEANING

          "Canada Leases"            the leases or underleases by
                                     virtue of which the legal estate
                                     in each of the Canada Properties
                                     is vested in Canada and all deeds
                                     and documents which are
                                     supplemental thereto, in each
                                     case more specifically mentioned
                                     in Annex 1;

          "Canada Properties"        the properties described in Annex 2;

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

          "Cap" an amount which on the date of this Deed is (Pounds)8 million and which shall reduce automatically on the first anniversary of the date of this Deed to
                                          (Pounds)5 million, which
                                          shall further reduce
                                          automatically on the fourth
                                          anniversary of the date of
                                          this Deed to (Pounds)4
                                          million and by a further
                                          (Pounds)1 million on each
                                          subsequent anniversary of
                                          the date of this Deed, so
                                          that it shall be zero on the
                                          eighth such anniversary,
                                          subject to Clauses 5.1 and
                                          6.5 and;

          "Clause", "Annex" and           respectively, a clause of,
          "Party"                         or an annex or party to this
                                          Deed, and the Annexes form
                                          part of and are deemed to be
                                          incorporated in this Deed;

          "Effective Date"                the occurrence of any Event
                                          of Default;

          "Event of Default"              any event described or
                                          referred to in Annex 8
                                          whether or not occurring at
                                          the instigation of any
                                          Indemnified Party;

          "Indemnified Guarantees"        the documents listed in Annex 7;

          "Indemnified Leases"            any and all of the Previous
                                          Tenant Leases, the Canada
                                          Leases and the Tandy Leases;

          "Indemnified Parties"           any and all of Seller,
                                          Canada and Tandy;

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          "Permitted Company"             any company:
                                    (i)   which is a wholly owned
                                          subsidiary of TCWL; or

                                    (ii)   which is a wholly owned
                                           subsidiary of a company of
                                           which TCWL is a wholly
                                           owned subsidiary; or

                                    (iii)  any other company approved
                                           in writing in advance by
                                           all the Indemnified
                                           Parties;
                                    and for the purposes of this definition:

                                    (i)    ownership by full time
                                           executive management of any
                                           company of equity and/or
                                           voting rights representing
                                           in total (directly or
                                           indirectly) in each case no
                                           more than twenty-four per
                                           cent of the total such
                                           rights in that company
                                           shall be disregarded in
                                           determining whether that
                                           company is a wholly owned
                                           subsidiary of another
                                           company; and
                                    (ii)   ownership by David Ross of
                                           equity and/or voting rights
                                           in any company shall be
                                           disregarded in determining
                                           whether that company is a
                                           wholly owned subsidiary of
                                           Worldwide
                                           Telecommunications Limited
                                           so long as David Ross also
                                           holds not less than fifteen
                                           per cent of those
                                           respective rights in
                                           Worldwide
                                           Telecommunications Limited;

          "Previous Tenant Leases"         the leases or underleases
                                           of the Previous Tenant
                                           Properties and all deeds
                                           and documents which are
                                           supplemental thereto, in
                                           each case more specifically
                                           mentioned in Annex 5;

          "Previous Tenant Properties"     the properties described in Annex 6;


          "Share Sale Agreement"           a Share Sale Agreement
                                           dated on the date of this
                                           Deed made between Seller
                                           and Buyer;

          "Tandy Leases"                   the leases or underleases
                                           by virtue of which the
                                           legal estate in each of the
                                           Tandy Properties is vested
                                           in Tandy and all deeds and
                                           documents which are
                                           supplemental thereto, in
                                           each case more specifically
                                           mentioned in Annex 3; and

          "Tandy Properties"               the properties described in Annex 4.

     1.2. In this Deed unless the context otherwise requires:-

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          1.2.1.  any reference to the singular includes a reference to the plural and vice versa and any reference to the masculine includes a reference to the other genders;

          1.2.2. headings and titles are used in this Deed for ease of reference only and do not affect the interpretation of this Deed; and

          1.2.3. words and expressions to which a meaning is given in the Share Sale Agreement shall have the same meaning in this Deed, unless the context otherwise requires.


2.   INDEMNITY

     2.1. Subject as provided in this Deed and for so long as any Indemnified Party remains liable in law in respect of any Indemnified Lease or any Indemnified Guarantee, TCWL shall indemnify, hold harmless and keep Indemnified Parties and their respective effects at all times indemnified against all actions proceedings liabilities claims damages costs and expenses in relation to or arising out of the Indemnified Leases, or arising out of any breach by the tenant of the covenants and conditions therein contained, or out of the Indemnified Guarantees.

3.   GENERAL LIMITATIONS OF LIABILITY

     3.1. The following provisions of this Clause 3 and of Clauses 4 and 5 shall operate to limit the liability of TCWL under Clause 2 of this Deed. References in this Clause 3 and in Clauses 4, 5, 6, 7 and 8 to "claim" and "liability" (and any similar expression) shall, unless the context otherwise requires, be references to a claim (asserted directly, indirectly, by way of set off or otherwise) or liability arising under Clause 2 of this Deed notwithstanding any other provisions contained in this Deed.

     3.2. No Indemnified Party shall make any claim unless the loss sustained under that claim shall exceed (Pounds)4,000 and then the full amount shall be recoverable and not the excess only.

     3.3. TCWL shall have no liability in respect of any claims made in accordance with Clause 3.2 unless the total loss sustained in respect of all of those claims (when aggregated with any losses sustained under any previous such claims) shall exceed (Pounds)50,000 and then the full amount shall be recoverable and not the excess only.

     3.4. TCWL shall have no liability:

          3.4.1. for indirect or consequential loss or damage (provided that (without prejudice to the generality of the exclusion of TCWL's liability under Clause 3.4.3) the liability of an Indemnified Party as a tenant or previous tenant under any Indemnified Lease, or as guarantor or indemnitor under any Indemnified Guarantee shall not be indirect or consequential loss or damage) or for loss of the profits of an Indemnified Party;

           3.4.2. in respect of any claim to the extent that such claim is for loss recoverable by Seller as a breach of Warranty or under the Tax Deed; or

           3.4.3. in respect of breach prior to the date of this Deed by any Indemnified Party of any provision (other than provisions relating to condition, repair or dilapidations) of any Indemnified Lease, or of any provision of any Indemnified Guarantee.

     3.5. Nothing in this Deed shall operate in any way to reduce, qualify or abrogate the duty of mitigation of each Indemnified Party.

4.   EFFECTIVE DATE

     4.1. No claim shall be made at any time prior to the Effective Date. However, the making of a claim at any time prior to the Effective Date shall not operate to release TCWL from such liability as it may have on the making of that claim again on or after the Effective Date (subject, for the avoidance of doubt, to the Cap applicable at the time such claim is made after the Effective Date).

5.   CAP

     5.1. The aggregate liability of TCWL at any time ("Relevant Time") shall not exceed:

           5.1.1.   the Cap; plus

           5.1.2. the amount of any unsatisfied liability of TCWL in an amount not exceeding the difference between the Cap which was applicable at the time a claim in respect of that unsatisfied liability was made and the Cap applicable at the Relevant Time.

6.   CLAIMS

     6.1. No claim shall be made unless TCWL shall have been given written notice of that claim and reasonably full details of the specific matter and (so far as reasonably possible) amount in respect of which that claim is made.

     6.2. The Cap applicable in respect of any claim shall be the Cap applicable at the time of receipt by TCWL of that claim in accordance with Clause 12.

     6.3. Any claim made before the Effective Date shall be invalid and of no effect. However, the making of a claim at any time prior to the Effective Date shall not operate to release TCWL from such liability as it may have on the making of that claim again on or after the Effective Date (subject, for the avoidance of doubt, to the Cap applicable at the time such claim is made after the Effective Date).

     6.4 Any claim shall, if it has not been previously satisfied settled or withdrawn, be deemed to have been withdrawn and shall become fully barred and unenforceable (and no new claim may be made in respect of the facts giving rise to such withdrawn claim) on the expiry of the period of six months commencing on the date on which notice of the claim shall be given to TCWL unless by then proceedings in respect of that claim shall have been issued and served upon TCWL.

     6.5. On the eighth anniversary of the date of this Deed, the Cap shall automatically reduce to zero and the indemnity set out in Clause 2.1 shall cease immediately and be of no further effect, but without prejudice to valid claims received by TCWL prior to that anniversary in accordance with Clause 12 and to any unsatisfied liability of TCWL at that anniversary.

     6.6. TCWL shall have the right to deduct any amount due to Buyer from Seller under the Share Sale Agreement or the Tax Deed from any amount due from TCWL to Seller under this Deed provided Buyer releases Seller accordingly. Seller shall have the right to deduct any amount due to Seller from TCWL under this Deed from any amount due from Seller to Buyer under the Share Sale Agreement or the Tax Deed and Buyer shall release Seller accordingly under the terms of the Share Sale Agreement. Amounts so deducted shall where relevant constitute a loan from Buyer to TCWL or vice versa.

7.   CONDUCT OF CLAIMS

     7.1. The Indemnified Parties shall take such action and provide such information and documentation in their possession as TCWL may reasonably request to assist TCWL to avoid, dispute, resist, appeal compromise or defend matters which have given rise to any claim, subject to the Indemnified Parties being indemnified to their reasonable satisfaction by TCWL against all liability, losses, costs, expenses, damages, interest, penalties and surcharges thereby incurred.

     7.2. If TCWL does not request any Indemnified Party to take any such action within thirty days where such matters concern arrears of rent and sixty days in other cases, of receipt by TCWL of any claim in accordance with Clause 12, that Indemnified Party shall (without prejudice to its rights under this Deed and unless it has exercised its right under Clause 7.3 to require TCWL to deal with such claim) be free to pay or settle the matters giving rise to that claim on such terms as it may in their absolute discretion (but subject to Clause 3.5) think fit.

     7.3. Without prejudice to Clause 7.1, TCWL shall deal with and have conduct of all matters giving rise to any claim if, by notice to TCWL given at any time on or after the Effective Date, the Indemnified Party making such claim so requires.

     7.4.   The Party having conduct of matters giving rise to any claim shall:

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           7.4.1.  keep the other Party fully informed of all relevant matters and shall promptly forward or procure to be forwarded to the other Party copies of all relevant correspondence and other relevant material information and documentation;

           7.4.2. first submit for approval by the other Party all communications relating to the dispute which are to be transmitted to a landlord and shall only finally transmit them if such approval is given, such approval not to be unreasonably withheld or delayed; and

           7.4.3. appoint solicitors or other professional advisers only with the prior written approval of the other Party, such approval not to be unreasonably withheld or delayed.

     7.5. In Clause 7.4, "other Party" shall mean TCWL where an Indemnified Party has conduct of matters giving rise to any claim, and shall mean the Indemnified Party making the claim where TCWL has conduct of matters giving rise to that claim.

     7.6. TCWL will deliver or procure that the Company will deliver to each Indemnified Party in January and June of each year a summary report showing the unexpired lease term, current rent, rates and service charge and any assignment or sub-letting in respect of each Indemnified Lease and each Indemnified Guarantee.


8.   SUBSTITUTION OF SECURITY

     8.1. With the prior written consent of all the Indemnified Parties (which shall not be unreasonably withheld or delayed), either or both of the Guarantor and TCWL shall be entitled at its respective cost promptly upon written request to be released from its respective obligations under this Deed on the provision of substitute security and assurance for the fulfilment of all those obligations or of obligations not materially different from them, such substitute security and assurance to be in form and substance no less favourable to the Indemnified Parties than the obligation of the Guarantor or TCWL respectively.


9.   DECLARATIONS OF TRUST AND RELATED MATTERS

     9.1. Canada declares that Canada holds and has held the legal estate under each of the Canada Leases on trust for the Company since Canada became the tenant of that lease or if later since the incorporation of the Company, and Canada irrevocably undertakes, until expiry of the relevant lease or completion of its assignment to the Company:

           9.1.1.   to permit the Company to occupy those premises:

           9.1.2.   to continue so to hold such interest;

           9.1.3. as soon as practicable to account to the Company for any rent or other sums received by Canada pursuant to any sub-tenancy granted under any Canada Lease or any moneys returned to it under such lease;

           9.1.4. as soon as practicable to deliver to the Company any notices or other written communications received by Canada in its capacity as tenant under any Canada Lease; and

           9.1.5. at the cost of TCWL or the Company (as the case may be, and except where expressly provided in this Deed to the contrary) on a full indemnity basis promptly to do such lawful acts and things and to refrain from doing such acts and things in relation to the Canada Leases (including as may be necessary to transfer the Canada Leases to the Company within three months after the date of this Deed) as TCWL or the Company may reasonably require.

     9.2. Tandy declares that Tandy holds and has held the legal estate under each of the Tandy Leases on trust for the Company, or prior to the incorporation of the Company on trust for Canada, since Tandy became the tenant of that lease, and Tandy undertakes, until expiry of the relevant lease or completion of its assignment to the Company:

           9.2.1.   to permit the Company to occupy those premises:

           9.2.2.   to continue so to hold such interest;

           9.2.3. as soon as practicable to account to the Company for any rent or other sums received by Tandy pursuant to any sub-tenancy granted under any Tandy Lease or any moneys returned to it under such lease;

           9.2.4. as soon as practicable to deliver to the Company any notices or other written communications received by Tandy in its capacity as tenant under any Tandy Lease; and

           9.2.5. at the cost of TCWL or the Company (as the case may be, and except where expressly provided in this Deed to the contrary) on a full indemnity basis promptly to do such lawful acts and things and to refrain from doing such acts and things in relation to the Tandy Leases (including as may be necessary to transfer the Tandy Leases to the Company within three months after the date of this Deed) as TCWL or the Company may reasonably require.

     9.3.  Each Indemnified Party shall

           9.3.1. as soon as practicable to account to the Company for any rent or other sums received by it pursuant to any sub-tenancy granted under any Previous Tenant Lease of which it was a tenant or any moneys returned to it under such lease;

           9.3.2. as soon as practicable to deliver to the Company any notices or other written communications received by it in its capacity as tenant under any Previous Tenant Lease of which it was a tenant; and

           9.3.3. at the cost of TCWL or the Company (as the case may be) on a full indemnity basis promptly to do such lawful acts and things and to refrain from doing such acts and things in relation to any Previous Tenant Lease of which it was a tenant, as TCWL or the Company may reasonably require.


10. TRANSFER OF CANADA LEASES AND TANDY LEASES AND RELEASE OF INDEMNIFIED GUARANTEES

     10.1. TCWL shall, and shall procure that the Company shall exercise all reasonable endeavours (including, in the case of each of them, the giving of guarantees or similar assurances to landlords) to procure the transfer to the Company within three months after the date of this Deed of the Canada Leases and the Tandy Leases and until such transfer shall procure due observance and performance of all the covenants and obligations on the part of the tenant contained in all such leases.

     10.2. The Indemnified Parties shall bear legal and surveyors' fees and expenses incurred by advisors selected by them or the landlord respectively in procuring such transfer.

     10.3. TCWL shall, and shall procure that the Company shall, in each case at TCWL's cost, exercise all reasonable endeavours (including, in the case of each of them, the giving of guarantees or similar assurances to landlords) to procure the absolute and unconditional release within three months after the date of this Deed of the Indemnified Guarantees.


11.  GUARANTEE

     11.1. In consideration of Seller entering into this Deed, Guarantor (as principal obligor and not merely as a surety) unconditionally and irrevocably guarantees as a continuing obligation the proper and punctual performance by TCWL of all obligations undertaken by TCWL under or pursuant to this Deed and shall indemnify, keep indemnified and hold harmless Seller from and against all liability, costs (including legal costs), claims, expenses, losses, actions, demands, proceedings, penalties and damage arising in connection with any default by TCWL.

     11.2. The liability of Guarantor hereunder shall not be discharged or impaired by any amendment to or variation of this Deed or of the Share Sale Agreement or any other undertaking entered into pursuant to either of them, any release of or granting of time or other indulgence, any liquidation, administration,

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           receivership or winding-up of TCWL or by any other act, event, omission or circumstance which would operate to impair or discharge the liability of Guarantor under this Clause 11.

     11.3. Any amounts payable by Guarantor pursuant to this Clause 11 shall be paid in full without any deduction or withholding whatsoever (whether in respect of set-off, counterclaim, duties, charges, taxes or otherwise) unless such deduction or withholding is required by law, in which event Guarantor shall pay to Seller an additional amount so that the net amount received by Seller will equal the full amount which Seller would have received had no such deduction or withholding been made.


12.  COMMUNICATIONS

     12.1. All communications between the Parties with respect to this Deed shall be delivered in writing by hand or sent by pre-paid post (first class if inland, airmail if overseas) or facsimile telecopier to the address of the addressee as set out in this Deed, or to such other address or facsimile number in the United Kingdom or in the United States of America as the addressee may from time to time have notified for the purposes of this Clause 12.

     12.2. Communications shall be deemed to have been received if delivered by hand between the hours of 9.30 am and 5.30 pm local time on any Business Day, on the day of delivery (and if outside those hours or not on a Business Day, then at 9.30 am local time on the following Business Day), or if sent by first class post, five business days after posting exclusive of the day of posting, or if sent by facsimile telecopier, at the time of transmission if the time of transmission is between the hours of 9.30 am and 5.30 pm on any Business Day (and if outside those hours or not on a Business Day, then at 9.30 am local time on the following Business Day).

     12.3. Communications under this Deed:

           12.3.1.  to Seller shall be addressed to:

                    201 Main Street, Suite 1805, Fort Worth, Texas 76102 USA;

                    Attention: General Counsel
                    Tel: (+) 1 817 348 9701
                    Fax: (+) 1 817 332 3071,

           12.3.2.  to Canada shall be addressed to:

                    201 Main Street, Suite 1805, Fort Worth, Texas 76102, USA;

                    Attention: General Counsel
                    Tel: (+) 1 817 348 9701
                    Fax: (+) 1 817 332 3071,

           12.3.3. to Tandy shall be addressed to:

                    100 Thockmorton, Suite 1800, Fort Worth, Texas, 76102, USA

                    Attention: General Counsel
                    Tel: (+) 1 817 415 3700
                    Fax: (+) 1 817 415 6593,

           12.3.4. to TCWL shall be addressed to:

                   David Ross, Esq, North Acton Business Park, Wales Farm Road, London W3 6RS, England

                   Tel: (+) 44 (0) 181 896 5000
                   Fax: (+) 44 (0) 181 896 5160

                   with a copy to:

                   Adrian Bott Esq, Olswang, 90 Long Acre, London WC2E 9TT, England

                   Tel: (+) 44 (0) 171 208 8888
                   Fax: (+) 44 (0) 171 208 8800


           12.3.5. to Guarantor shall be addressed to:

                   David Ross, Esq, North Acton Business Park, Wales Farm Road, London W3 6RS, England

                   Tel: (+) 44 (0) 181 896 5000
                   Fax: (+) 44 (0) 181 896 5160

                   with a copy to:

                   Adrian Bott Esq, Olswang, 90 Long Acre, London WC2E 9TT, England

                   Tel: (+) 44 (0) 171 208 8888
                   Fax: (+) 44 (0) 171 208 8800

           or such alternative addressee(s) as the relevant Party may notify to the other Party for this purpose.

     12.4. In proving service:

           12.4.1. by delivery by hand, it shall be necessary only to produce a receipt for the communication signed by or on behalf of the addressee;

           12.4.2. by post, it shall be necessary only to prove that the communication was contained in an envelope which was duly addressed and posted in accordance with this Clause 12;

           12.4.3. by facsimile telecopier, it shall be necessary only for the communication or a confirmatory letter to have been delivered by hand (or sent by international courier if to an address outside the country of dispatch) on the same day, in which event failure of the addressee to receive such confirmation shall not invalidate the relevant communication deemed given by facsimile telecopier.

     12.5. Each of the Indemnified Parties hereby irrevocably appoints Seller's Solicitors as its agent for the service of process in England in relation to any matter arising out of this Deed.

     12.6. If at any time following the date of this Deed TCWL or the Company receives any communication intended for an Indemnified Party TCWL shall or shall procure that the Company shall promptly forward a copy (or if not a written communication, details) of such communication to that Indemnified Party in accordance with Clause 12.3..

13.  GENERAL

     13.1. Any variation of this Deed shall be binding only if it is recorded in a document signed by or on behalf of the Parties.

     13.2. Except as expressly provided in this Deed, none of the rights or obligations referred to in this Deed may be assigned or transferred to any person without the prior written consent of the Parties. Any Indemnified Party shall have the right to assign or transfer its rights or obligations referred to in this Deed to any other Indemnified Party without the prior written consent of the Parties (other than the transferee).

     13.3. Each Party shall pay its own costs in relation to the negotiations leading up to the sale of the Shares and to the preparation, execution and carrying into effect of this Deed and of all the other documents referred to in it.

     13.4. The failure of a Party to exercise or enforce any right conferred upon it by this Deed shall not be deemed to be a waiver of any such right or operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

     13.5. This Deed shall be governed by and construed in accordance with the Law of England and Wales, and the Parties submit to the exclusive jurisdiction of the English Courts.

     13.6. TCWL shall cease to have any liability under this Deed to any Indemnified Party (save in respect of accrued rights) in the event that under any insolvency, receivership, re-organisation, liquidation or dissolution proceeding under Court or Court appointed supervision under applicable law including (but without limitation) the laws of any jurisdiction in the United States of America, an order is made the effect of which is to immediately and unconditionally remove from the board of directors or similar management body of that Indemnified Party the right to manage the affairs of that Indemnified Party.

IN WITNESS whereof the parties have executed this Deed as a deed under seal and intend it to be delivered on the above date.

                                    Annex 1

                                 CANADA LEASES

STORE     PROPERTY                     DATE                      DOCUMENTS & PARTIES
 NO.
------------------------------------------------------------------------------------------------------
1111      77 The Merion Centre         26 November 1986          Underlease:
          Leeds                                                  (1) Town Centre Securities plc
          LS2 8NG                                                (2) Tandy Corporation

                                       16 September 1987         Licence:
                                                                 (1) Town Centre Securities plc
                                                                 (2) Tandy Corporation

                                       17 September 1987         Deed of Assignment:
                                                                (1) Tandy CorporAtion
                                                                (2) Intertan Canada Ltd.

------------------------------------------------------------------------------------------------------

1234      5 Rhos Dhu Road              3 February 1987           Lease:
          Wrexham                                                (1) Charity - Keys Securities Ltd.
          Clwyd                                                  (2) Tandy Corporation
          LL1 1AT
                                       29 March 1987             Licence to Assign:
                                                                 (1) Thorn EMI Pension Trust Ltd.
                                                                 (2) Tandy Corporation
                                                                 (3) Intertan Canada Ltd.

                                       2 May 1987                Deed of Assignment:
                                                                 (1) Tandy Corporation
                                                                 (2) Intertan Canada Ltd.

------------------------------------------------------------------------------------------------------

1311      57/58 Dale End               3 July 1974               Underlease:
          Birmingham                                             (1) Ravenseft Properties Ltd.
          West Midlands                                          (2) Tandy Corporation

                                       3 July 1994               Licence
                                                                 (1) Ravenseft Properties Ltd.
                                                                 (2) Tandy Corporation

                                       16 April 1987             Licence to Assign
                                                                 (1) Pearl Assurance Plc
                                                                 (2) Tandy Corporation
                                                                 (3) Intertan Canada Ltd.

                                       22 April 1987             Notice of Assignment
------------------------------------------------------------------------------------------------------------------------
1328      20 Shoplatch                 17 November 1978          Lease:
          Shrewsbury                                             (1) Midland Assurance Limited
          Shropshire                                             (2) Tandy Corporation

------------------------------------------------------------------------------------------------------------------------

1336      38a Wulfrun Centre           22 November 1973          Underlease:
          Wolverhampton                                          (1) Highside Investments Limited
          West Midlands                                          (2) Harry Fenton Limited

------------------------------------------------------------------------------------------------------------------------

1514      42 The Broadway              10 February 1981          Lease:
          Crouch End                                             (1) Lanagrange Ltd.
          London                                                 (2) Tandy Corporation
          N8 9SU

                                       23 April 1987             Licence:
                                                                 (1) Rodenhurst Estates Ltd.
                                                                 (2) Tandy Corporation
                                                                 (3) Intertan Canada Ltd.

                                       24 April 1987             Deed of Assignment:
                                                                 (1) Tandy Corporation
                                                                 (2) Intertan Canada Ltd.

                                       28 April 1987             Notice of Assignment

                                       11 June 1996              Memorandum of Rent Review

------------------------------------------------------------------------------------------------------------------------

1535      7 Greenhill Street       25 October 1961     Lease:
          Bedford                                      (1) The Mayor, Aldermen & Burgesses
          Beds                                              of the Borough of Bedford
          MK41 1EG                                     (2) The Marley Tile Co. Ltd.

                                    9 April 1962       Supplemental Lease:
                                                       (1) The Mayor, Aldermen & Burgesses
                                                            of the Borough of Bedford
                                                       (2) The Marley Tile Co. Ltd.

                                   4 December 1980     Assignment:
                                                       (1) The Marley Tile Co. Ltd.
                                                       (2) Tandy Corporation

                                    26 April 1985      Licence:
                                                       (1) North Bedfordshire Borough Council
                                                       (2) Tandy Corporation

                                  30 December 1986     Licence
                                                       (1) Bedfordshire Borough Council
                                                       (2) InterTAN (U.K.) Ltd.

                                    14 April 1987      Deed of Assignment:
                                                       (1) Tandy Corporation
                                                       (2) Intertan Canada Ltd.

                                    22 April 1987      Notice of Assignment

1556     217 Moulsham Street       15 May 1982        Notice of Assignment
         Chelmsford
         Essex.                  13 October 1982      Underlease:
         CH2 0LR                                      (1) Eagle Star Insurance Co. Ltd
                                                      (2) British Bata Shoe Co. Ltd.

                                21 September 1984     Assignment:
                                                      (1) British Bata Shoe Co. Ltd.
                                                      (2) Tandy Corporation

                                24 September 1984     Licence:
                                                      (1) Eagle Star Insurance Co. Ltd.
                                                      (2) British Bata Shoe Co. Ltd.

                                26 September 1984     Notice of Assignment

                                    5 May 1987        Licence to Assign:
                                                      (1) Eagle Star Insurance Co. Ltd.
                                                      (2) Tandy Corporation
                                                      (3) Intertan Canada Ltd.

                                    6 May 1987        Deed of Assignment:
                                                      (1) Tandy Corporation
                                                      (2) Intertan Canada Ltd.

                                 26 October 1987      Memorandum of Rent Review

                                 18 January 1993      Memorandum of Rent Review

                                   14 May ????        Memorandum of Rent Review

--------------------------------------------------------------------------------------------

1607     70 London Road            4 June 1996        Lease:
         Brighton                                     (1) The Scottish Life Assurance Co.
         Sussex.                                      (2) InterTAN UK Ltd.
         BN1 4JE

--------------------------------------------------------------------------------------------

1614      1 Central Parade              18 October 1990          Lease:
          Streatham High Road                                    (1) A & R Fisher Ltd.
          London                                                 (2) Intertan Canada Ltd.
          SW16
                                        28 November 1990         Licence to Assign:
                                                                 (1) A & R Fisher Ltd.
                                                                 (2) Intertan Canada Ltd.
                                                                 (3) InterTAN (U.K.) Ltd.

                                         7 December 1990         Assignment
                                                                 (1) Intertan Canada Ltd.
                                                                 (2) InterTAN (U.K.) Ltd.

                                         6 December 1995         Memorandum of Rent Review

------------------------------------------------------------------------------------------------------
1622      Unit 4                         22 October 1979         Underlease
          East Street Shopping                                   (1) Greenhaven Securities Ltd.
          Centre                                                 (2) Tandy Corporation
          Southampton
          SO14 3HX
                                            1 May 1985           Memorandum of Rent Review

                                           27 May 1986           Licence
                                                                 (1) Greenhaven Securities Ltd.
                                                                 (2) Tandy Corporation

                                          23 April 1987          Licence to Assign
                                                                 (1) Capital & Counties Plc
                                                                 (2) Tandy Corporation

                                          28 April 1987          Notice of Assignment

                                           9 July 1990           Memorandum of Rent Review
------------------------------------------------------------------------------------------------------

1638      69-71 High Street               23 March 1976               Underlease:
          Andover                                                     (1) Rowellgrange Limited
          Hants                                                       (2) Hunters Furnishings Ltd. & Sureties.
          SP10 1LP
                                          18 January 1982             Licence to Assign
                                                                      (1) Sun Life Assurance Co. of Canada
                                                                      (2) Tandy Corporation
                                            22 May 1986               Memorandum of Rent Review

                                           23 April 1987              Licence  to Assign
                                                                      (1) Sun Life Assurance Co. of Canada
                                                                      (2) Tandy Corporation
                                                                      (3) Intertan Canada Ltd.

                                           20 August 1991             Memorandum of Rent Review




                                           6 November 1991            Licence to Assign
                                                                      (1) Sun Life Assurance Co. of Canada
                                                                      (2) Intertan Canada Ltd.
                                                                      (3) InterTAN (U.K.) Ltd.

                                          14 November 1991            Notice of Assignment

                                           19 August 1996             Memorandum of Rent Review

-------------------------------------------------------------------------------------------------------------------

1640      40 The Broadway                19 November 1985             Lease:
          Crawley                                                     (1) Triumph Securities Ltd.
          Sussex.                                                     (2) Tandy Corporation.
          RH10 1HS
                                         14 September 1987            Licence
                                                                      (1) Triumph Securities Ltd.
                                                                      (2) Tandy Corporation

                                         14 September 1987            Deed of Assignment
                                                                      (1) Tandy Corporation
                                                                      (2) Intertan Canada Ltd.

                                         29 September 1987            Notice of Assignment

                                           25 July 1997               Memorandum of Rent Review

-------------------------------------------------------------------------------------------------------------------

1641      77-83 Tunbridge Wells           4 September 1978            Lease:
          Kent                                                        (1) S.A. Jones esq. and Mrs M.J.Jones
          TN1 2QL                                                     (2) Nash's of Bexleyheath Limited

                                            29 March 1982             Licence
                                                                      (1) Jones esq. and Mrs M.J.Jones
                                                                      (2) Nash's of Bexleyheath Limited

                                            29 March 1982             Assignment
                                                                      (1) Nash's of Bexleyheath Ltd.
                                                                      (2) Tandy Corporation

                                             2 April 1982             Notice of Assignment

                                           14 January 1985            Memorandum of Rent Review

                                              Undated but             Memorandum of Rent Review
                                            effective from
                                            28 August 1989



                                             2 April 1991             Licence to Assign
                                                                      (1) V. L. Eyre & J. I. George
                                                                      (2) Tandy Corporation
                                                                      (3) InterTAN (U.K.) Ltd.

                                             2 April 1991             Deed of Assignment
                                                                      (1) Tandy Corporation
                                                                      (2) InterTAN (U.K.) Ltd.

                                             2 April 1991             Licence
                                                                      (1) V. L. Eyre & J. I. George
                                                                      (2) InterTAN (U.K.) Ltd.

-------------------------------------------------------------------------------------------------------

1645      52 Kingsmead Centre             18 August 1981              Underlease:
          Farnborough                                                (1) English Property Corp. Ltd.
          Surrey                                                     (2) Peters Stores Ltd.
          GU14 7SL

                                         15 January 1986              Notice of Assignment

                                        10 November 1986              Licence
                                                                      (1) English Property Corp. Ltd.
                                                                      (2) Tandy Corporation
                                                                      (3) Intertan Canada Ltd.

                                           12 May 1987                Deed of Assignment
                                                                      (1) Tandy Corporation
                                                                      (2) Intertan Canada Ltd.

                                        29 September 1986             Assignment
                                                                      (1) Peters Stores plc
                                                                      (2) N.R. Lyle & I. R. Turner
                                                                      (3) Tandy Corporation

                                        25 December 1993              Memorandum of Rent Review

                                    ANNEX 2

                               CANADA PROPERTIES

STORE NUMBER                             LOCATION
------------                             --------
1111                                     Leeds - Merrion
1234                                     Wrexham
1311                                     Dale End
1328                                     Shrewsbury
1336                                     Wolverhampton
1514                                     Crouch End
1535                                     Bedford
1556                                     Chelmsford
1607                                     Brighton
1614                                     Streatham
1622                                     Southampton
1638                                     Andover
1640                                     Crawley
1641                                     Tunbridge Wells
1645                                     Farnborough

                                    ANNEX 3

                               THE TANDY LEASES

STORE          PROPERTY                      DATE                PARTIES
NO.
-------------------------------------------------------------------------------------------------------------------------
1101           184-186 Shields Road          17 June 1974        Lease:
               Byker                                             (1) Armia Ltd.
               Newcastle-upon-Tyne                               (2) Tandy Corporation
               NE6 1DT
                                             6 January 1980      Memorandum of Rent Review

                                             31 January 1990     Memorandum of Rent Review

                                             27 April 1995       Memorandum of Rent Review

-------------------------------------------------------------------------------------------------------------------------

1104           4 Fawcett Street              25 March 1975       Lease:
               Sunderland                                        (1) UDS Properties Ltd.
               Durham                                            (2) Tandy Corporation

                                             13 September 1985   Memorandum of Rent Review

                                             1 February 1991     Memorandum of Rent Review

-------------------------------------------------------------------------------------------------------------------------

1113           140 High Street               8 January 1969      Lease:
               Scunthorpe                                        (1) Prudential Assurance Co. Ltd.
               DN15 6EN                                          (2) S.A. & M.F. Stopper Limited.

                                             6 May 1974          Licence to Assign
                                                                 (1) Prudential Assurance Co. Ltd.
                                                                 (2) S.A. & M.F. Stopper Limited.

                                             22 April 1974       Assignment
                                                                 (1) S.A. & M.F. Stopper Limited.
                                                                 (2) Tandy Corporation

-------------------------------------------------------------------------------------------------------------------------

1244           19 Paddock Row                26 January 1977     (1) Grosvenor Precinct (Chester) Ltd.
               Grosvenor Precinct                                (2) A. Cunningham & M. Palumazuk
               Chester                                               trading as Messrs. Woollengers.
               CH1 1ED
                                             16 December ????    Memorandum of Rent Review





                                             5 July 1982         Licence to Assign
                                                                 (1) Grosvenor Precinct (Chester) Ltd.
                                                                 (2) A.Cunningham & M. Palumazuk
                                                                     trading as Messrs. Woollengers.
                                                                 (3) Tandy Corporation

                                             5 July 1982         Assignment
                                                                 (1) A.Cunningham & M. Palumazuk
                                                                     trading as Messrs. Woollengers
                                                                 (2) Tandy Corporation

                                             4 January 1983      (Settlement Underlease for Land at Rear)
                                                                 (1) A Cunningham & M Palumazuk trading
                                                                     as Messrs Wollengers
                                                                 (2) Tandy Corporation.


                                             18 April 1986       License
                                                                 (1) Grosvenor Precinct (Chester) Ltd.
                                                                 (2) Tandy Corporation


                                             29 October 1986     License
                                                                 (1) Grosvenor Precincts (Chester) Ltd.
                                                                 (2) Tandy Corporation


                                             25 May 1993         Memorandum of Rent Review

                                             6 November 1996     Memorandum of Rent Review

---------------------------------------------------------------------------------------------------------------------

1351           48-52 Kingsbury Square        2 July 1974         Lease:
               Aylesbury                                         (1) Greytown Properties Ltd.
               Bucks                                             (2) Ripolin Ltd.
               HP20 2JE
                                             3 August 1981       Assignment
                                                                 (1) Jacoa Decor Supplies Ltd.   (formerly
                                                                     Ripolin)
                                                                 (2) Jacoa Ltd.

                                             9 December 1981     Licence to Assign
                                                                 (1) Ecclesiastical Insurance Office Ltd.
                                                                 (2) Jacoa Decor Supplies Ltd.
                                                                 (3) Jacoa Ltd.

                                             2 October 1984      Memorandum of Rent Review

                                             24 October 1985     Assignment
                                                                 (1) Jacoa Ltd.
                                                                 (2) Tandy Corporation

----------------------------------------------------------------------------------------------------------------------
1427           23 Churchill Way              1 June 1983         Lease:
               Cardiff                                           (1) John Hall Limited
               South Glamorgan.                                  (2) Tandy Corporation
               CF1 4ME
                                             1 June 1983         Licence
                                                                 (1) John Hall Ltd.
                                                                 (2) Tandy Corporation

                                             3 June 1983         Memorandum of Rent Review



                                             ?? 1985             Licence to Assign
                                                                 (1) Adare Estates Co.
                                                                 (2) Tandy Corporation
                                                                 (3) A.T. Computerworld Ltd.

                                             26 March 1986       Deed of Release & Grant
                                                                 (1) Tandy Corporation
                                                                 (2) Adare Estates Co.

----------------------------------------------------------------------------------------------------------------------

1534           4 Harben Parade               22 July 1981        Licence:
               Finchley Road                                     (1) The Mayor and Burgesses of the London
               Swiss Cottage                                         Borough of Camden
               London                                            (2) Tandy Corporation
               NW3 6JP

                                             22 July 1981        Deed of Consent to Underletting:
                                                                 (1) The Mayor and Burgesses of the London
                                                                     Borough of Camden
                                                                 (2) McDonalds Golden Arches Restaurants Ltd.

                                             20 November 1981    Lease:
                                                                 (1) McDonalds Golden Arches Restaurants Limited
                                                                 (2) Tandy Corporation

                                             Undated: effective  Memorandum of Rent Review
                                             from 24 June 1990

---------------------------------------------------------------------------------------------------------------------------

1621           206 High Street               23 May 1978         Lease:
               Sutton                                            (1) The Standard Life Assurance Co.
               Surrey                                            (2) Tandy Corporation.
               SM1 1NU
                                             24 February 1984    Memorandum of Rent Review

---------------------------------------------------------------------------------------------------------------------------

1630           11 Market Street              11 January 1979     Lease:
               Eastleigh                                         (1) Dean Property Holdings Limited
               Hants                                             (2) Cosham Car Accessories Limited
               S05 54H
                                             2 February 1981     Assignment
                                                                 (1) Cosham Car Accessories Ltd.
                                                                 (2) Tandy Corporation

                                             Undated             Notice of Assignment

                                             26 February 1981    Deed of Assignment, Change of Use & Variation
                                                                 (1) Dean Property Holdings Ltd.
                                                                 (2) Cosham Car Accessories Ltd
                                                                 (3) Tandy Corporation

                                             25 December 1988    Memorandum of Rent Review

                                    ANNEX 4

                               TANDY PROPERTIES

STORE NUMBER                       LOCATION
------------                       --------
1101                               Shields Road
1104                               Sunderland
1113                               Scunthorpe
1244                               Chester
1351                               Aylesbury
1427                               Churchill Way (Cardiff)
1534                               Swiss Cottage
1621                               Sutton
1630                               Eastleigh

                                    ANNEX 5

                            PREVIOUS TENANT LEASES

STORE          PROPERTY                      DATE                PARTIES
NO.
---------------------------------------------------------------------------------------------------------------------
1102           23 Newgate Centre             8 July 1974         Underlease:
               Newcastle-Upon-Tyne                               (1) Crossgate Properties Ltd.
               NE1 5RE                                           (2) Tandy Corporation

                                             19 February 1985    Memorandum of Rent Review

                                             15 September 1987   Licence to Assign:
                                                                 (1) The Hammerson Property Investment &
                                                                     Development Corporation Plc
                                                                 (2) Tandy Corporation
                                                                 (3) Intertan Canada Ltd.

                                                                 Notice of Assignment
                                             30 September 1987
                                                                 Licence to Assign:
                                             11 May 1988         (1) A. J. Lilley & B. L. Mitchell
                                                                 (2) Intertan Canada Ltd.
                                                                 (3) InterTAN (U.K.) Ltd.

                                                                 Notice of Assignment
                                             5 June 1988
                                                                 Memorandum of Rent Review
                                             11 August 1989
                                                                 Memorandum of Rent Review
                                             16 June 1995

---------------------------------------------------------------------------------------------------------------------

1117           126-128 Front Street          20 June 1974        Lease
               Arnold                                            (1) Mutley Properties (Northern) Ltd.
               Nottingham                                        (2) Tandy Corporation.
               NG5 7EG
                                             31 August 1978      Memorandum of Rent Review

                                             2 October 1983      Agreement
                                                                 (1) Mutley Properties (Northern) Ltd.
                                                                 (2) Tandy Corporation

                                             16 March 1987       Notice of Assignment




                                             28 May 1987         Licence
                                                                 (1) Mutley Properties (Northern) Ltd.
                                                                 (2) Tandy Corporation
                                                                 (3) Intertan Canada Ltd.

                                             4 June 1987         Deed of Assignment
                                                                 (1) Tandy Corporation
                                                                 (2) Intertan Canada Ltd.

                                             9 March 1988        Licence
                                                                 (1) Mutley Properties (Northern) Ltd.
                                                                 (2) Intertan Canada Ltd.
                                                                 (3) InterTAN (U.K.) Ltd.

                                             19 March 1988       Deed of Assignment
                                                                 (1) Intertan Canada Ltd.
                                                                 (2) InterTAN (U.K.) Ltd.

                                             29 September 1988   Memorandum of Rent Review
---------------------------------------------------------------------------------------------------------------------

1121  332 High Street    1 September 1983      Lease:
      Lincoln                                  (1) Dido Securities Ltd.
      LN5 7DW                                  (2) Tandy Corporation.

                         1 September 1983      Licence
                                               (1) Dido Securities Ltd.
                                               (2) Tandy Corporation

                         1 February 1988       Licence to Assign
                                               (1) Dido Securities Ltd.
                                               (2) Tandy Corporation & Another

                         2 February 1988       Deed of Assignment
                                               (1) Tandy Corporation
                                               (2) Intertan Canada Ltd.

                         4 July 1991           Deed of Rectification & Variation
                                               (1) Dido Securities Ltd.
                                               (2) Intertan Canada Ltd.

                         29 July 1991          Licence to Assign
                                               (1) Dido Securities Ltd.
                                               (2) Intertan Canada Ltd.

                         1 August 1991         Assignment
                                               (1) Intertan Canada Ltd.
                                               (2) InterTAN (U.K.) Ltd.

--------------------------------------------------------------------------------

1122  5 Church Street  24 September 1975  Lease:
      York                                (1) The Equitable Debenture & Assets
      YO1 2BG                                 Corporation Ltd.
                                          (2) RSC Hi-Fi Centres Ltd. And Another

                                          Lease:
                       24 September 1975  (1) The Equitable Debenture & Assets
                                              Corporation Ltd.
                                          (2) RSC Hi-Fi Centres Ltd.
                                          (3) Audio Fidelity Ltd.

                       10 November 1977   Licence
                                          (1) The Equitable Debenture & Assets
                                              Corporation Ltd.
                                          (2) Realistic Sound Centres Ltd.

                       10 November 1977   Assignment
                                          (1) Realistic Sound Centres
                                          (2) Tandy Corporation

                       12 June 1986       Memorandum of Rent Review

                       3 August 1987      Licence
                                          (1) F.R.Evans (Leeds) Ltd.
                                          (2) Tandy Corporation
                                          (3) Intertan Canada Ltd.

                       29 January 1992    Licence to Assign
                                          (1) F.R.Evans (Leeds) Ltd.
                                          (2) Intertan Canada Ltd.
                                          (3) InterTAN (U.K.) Ltd.

                       27 April 1992      Licence
                                          (1) F.R.Evans (Leeds) Ltd.
                                          (2) InterTAN (U.K.) Ltd.

--------------------------------------------------------------------------------

1133  118-120 Linthorpe    30 September 1985  Lease:
      Road                                    (1) The Trustees of the Arthur
      Middlesbrough                               Nathan Settlement
      TS1 2JR                                 (2) Tandy Corporation

                           29 April 1987      Licence to Assign
                                              (1) The Trustees of the Arthur
                                                  Nathan Settlement
                                              (2) Tandy Corporation
                                              (3) Intertan Canada Ltd.



                           2 May 1987         Deed of Assignment
                                              (1) Tandy Corporation
                                              (2) Intertan Canada Ltd.

                           11 May 1987        Notice of Assignment

                           12 February 1991   Memorandum of Rent Review

                           9 April 1991       Licence to Assign

                           12 April 1991      Deed of Assignment
                                              (1) Intertan Canada Ltd.
                                              (2) InterTAN (U.K.) Ltd.

                           15 April 1991      Notice of Assignment

--------------------------------------------------------------------------------

1138    84 The Moor        9 September 1985   Underlease:
        Sheffield                             (1) Ravenseft Properties Ltd.
        South Yorkshire.                      (2) Tandy Corporation
        S1 4PB
                           1 May 1987         Licence:
                                              (1) Ravenseft Properties Ltd
                                              (2) Tandy Corporation
                                              (3) Intertan Canada Ltd.

                           5 January 1989     Licence
                                              (1) Ravenseft Properties Ltd
                                              (2) Intertan Canada Ltd.
                                              (3) InterTAN (U.K.) Ltd.

                           11 January 1989    Notice of Assignment

                           26 July 1991       Memorandum of Rent Review

--------------------------------------------------------------------------------

1204 374-376 Woodchurch     19 May 1975        Underlease:
     Road                                      (1) Kwik Save Discount Group Plc
     Prenton Birkenhead                        (2) Tandy Corporation
     L42 8PG
                            18 February 1985   Memorandum of Rent Review

                            24 April 1987      Deed of Assignment
                                               (1) Tandy Corporation
                                               (2) Intertan Canada Ltd.

                            24 April 1987      Licence to Assign
                                               (1) Kwik Save Discount Group Ltd.
                                               (2) Tandy Corporation
                                               (3) Intertan Canada Ltd.
                            28 April 1987      Notice of Assignment

                            21 February 1991   Licence to Assign
                                               (1) Kwik Save Discount Group Ltd.
                                               (2) Intertan Canada Ltd.
                                               (3) InterTAN (U.K.) Ltd.

                            22 February 1991   Assignment
                                               (1) Intertan Canada Ltd.
                                               (2) InterTAN (U.K.) Ltd.

                            22 February 1991   Notice of Assignment

--------------------------------------------------------------------------------

1209 67 High Street         26 June 1986       Lease:
     Cheadle                                   (1) Mr & Mrs W.A. Shawden
     Cheshire                                  (2) Tandy Corporation.
     SK8 1BJ
                            11 May 1987        Licence to Assign
                                               (1) Mr & Mrs W.A. Shawden
                                               (2) Tandy Corporation
                                               (3) Intertan Canada Ltd.

                            12 May 1987        Deed of Assignment
                                               (1) Tandy Corporation
                                               (2) Intertan Canada Ltd.

                            11 March 1992      Assignment
                                               (1) Intertan Canada Ltd.
                                               (2) InterTAN (U.K.) Ltd.

                            12 March 1992      Notice of Assignment

                            17 January 1996    Memorandum of Rent Review

--------------------------------------------------------------------------------

1211    12 Market Place        13 August 1986      Lease:
        Crewe                                      (1) Ravenseft Properties Ltd.
        Cheshire                                   (2) Tandy Corporation
        CW1 2EG
                               1 May 1987          Licence
                                                   (1) Ravenseft Properties Ltd
                                                   (2) Tandy Corporation
                                                   (3) Intertan Canada Ltd.

                               2 May 1987          Deed of Assignment
                                                   (1) Tandy Corporation
                                                   (2) Intertan Canada Ltd.


                               13 February 1989    Licence
                                                   (1) Ravenseft Properties Ltd
                                                   (2) Intertan Canada Ltd.
                                                   (3) InterTAN (U.K.) Ltd.

                               20 February 1989    Deed of Assignment
                                                   (1) Intertan Canada Ltd.
                                                   (2) InterTAN (U.K.) Ltd.

                               20 February 1989    Notice of Assignment

                               25 March 1991       Memorandum of Rent Review

                               7 January 1996      Memorandum of Rent Review

--------------------------------------------------------------------------------

1217  22-23 Central    23 May 1975         Lease
      Shopping Area                        (1) Shearer Estates (Retail) Ltd.
      Chadderton                           (2) Tandy Corporation
      Lancs
      Ol9 0LQ          29 September 1979   Memorandum of Rent Review

                       29 September 1984   Memorandum of Rent Review

                       30 September 1987   Licence to Assign:
                                           (1) The Greater Manchester Residuary
                                               Body
                                           (2) Tandy Corporation
                                           (3) Intertan Canada Ltd.

                       30 September 1987   Deed of Assignment
                                           (1) Tandy Corporation
                                           (2) Intertan Canada Ltd.

                       29 September 1989   Memorandum of Rent Review

                       23 March 1992       Licence to Assign
                                           (1) Tameside Metropolitan Borough
                                               Council
                                           (2) Intertan Canada Ltd.
                                           (3) InterTAN (U.K.) Ltd.

                       27 March 1992       Assignment
                                           (1) Intertan Canada Ltd.
                                           (2) InterTAN (U.K.) Ltd.

                       27 March 1992       Notice of Assignment

                       29 September 1994   Memorandum of Rent Review

1221    Unit 16 East Precinct      25 March 1974    Lease:
        16 Charles Street                           (1) Spinster Limited
        Hanley Shopping                             (2) Tandy Corporation
        Centre
        Hanley                     9 May 1979       Memorandum of Rent Review
        Stoke on Trent
                                   7 May 1987       Licence to Assign
                                                    (1) Febourne Properties Ltd.
                                                    (2) Tandy Corporation
                                                    (3) Intertan Canada Ltd.

                                   8 May 1987       Deed of Assignment
                                                    (1) Tandy Corporation
                                                    (2) InterTAN (U.K.) Ltd.

                                   7 June 1988      Licence to Assign
                                                    (1) Febourne Properties Ltd.
                                                    (2) Intertan Canada Ltd.
                                                    (3) InterTAN (U.K.) Ltd.

                                   8 June 1988      Deed of Assignment
                                                    (1) Intertan Canada Ltd.
                                                    (2) InterTAN (U.K.) Ltd.

                                   13 June 1989     Memorandum of Rent Review

--------------------------------------------------------------------------------

1224  37 Union Street  16 May 1980       Lease:
      Accrington                         (1) The Manchester Commercial Buildings
      Lancs                                  Co. Ltd.
      BB5 1PL                            (2) Tandy Corporation.

                       21 August 1984    Deed of Variation:
                                         (1) The Manchester Commercial Buildings
                                             Co. Ltd.
                                         (2) Tandy Corporation

                       16 March 1987     Notice of Assignment

                       4 January 1988    Licence to Assign
                                         (1) The Manchester Commercial Buildings
                                             Co. Ltd.
                                         (2) Tandy Corporation
                                         (3) Intertan Canada Ltd.

                       4 January 1988    Deed of Assignment
                                         (1) Tandy Corporation
                                         (2) Intertan Canada Ltd.


                       10 March 1988     Licence to Assign
                                         (1) The Manchester Commercial Buildings
                                             Co. Ltd.
                                         (2) Intertan Canada Ltd.
                                         (3) InterTAN (U.K.) Ltd.

                       11 March 1988     Deed of Assignment
                                         (1) Intertan Canada Ltd.
                                         (2) InterTAN (U.K.) Ltd.

                       29 November 1990  Memorandum of Rent Review

                       2 October 1991    Notice of Assignment

                       25 March 1994     Memorandum of Rent Review

1229  32 Stamford New   25 June 1986       Underlease:
      Road                                 (1) Petros Developments (Altrincham)
                                               Ltd.
      Altrincham                           (2) Tandy Corporation.
      WA14 1EJ
                                           Licence
                        13 March 1987      (1) Petros Developments (Altrincham)
                                               Ltd.
                                           (2) Tandy Corporation

                                           Licence to Assign
                                           (1) Petros Developments (Altrincham)
                                               Ltd.
                        30 April 1987      (2) Tandy Corporation
                                           (3) Intertan Canada Ltd.

                                           Deed of Assignment
                                           (1) Tandy Corporation
                                           (2) Intertan Canada Ltd.
                        1 May 1987
                                           Licence to Assign
                                           (1) Petros Developments (Altrincham)
                                               Ltd.
                                           (2) Intertan Canada Ltd.
                        30 September 1991  (3) InterTAN (U.K.) Ltd.

                                           Assignment
                                           (1) Intertan Canada Ltd.
                                           (2) InterTAN (U.K.) Ltd.

                        2 October 1991     Memorandum of Rent Review

                                           Memorandum of Rent Review

                        12 December 1995

                        19 January 1998

--------------------------------------------------------------------------------

1230   91 James Street   10 January 1981     Underlease:
       Burnley                               (1) National Westminster Bank Ltd.
       BB11 1PY                              (2) Tandy Corporation

                         6 August 1987       Licence to Assign
                                             (1) Caviapen Trustees Ltd.
                                                 (acting as custodians for CAA
                                                 Superannuation Scheme
                                             (2) Tandy Corporation
                                             (3) Intertan Canada Ltd.

                         21 July 1992        Deed of Variation
                                             (1) Caviapen Trustees Ltd
                                             (2) Intertan Canada Ltd.


                         21 July 1992        Licence to Assign
                                             (1) Caviapen Trustees Ltd.
                                             (2) Intertan Canada Ltd.
                                             (3) InterTAN (U.K.) Ltd.

                         18 September 1992   Notice of Assignment

                         2 October 1992      Memorandum of Rent Review

                         12 December 1996    Memorandum of Rent Review

--------------------------------------------------------------------------------

1232            111 Princes Street           21 November 1980            Lease:
                Stockport                                                (1)   UDS Properties Ltd.
                Cheshire                                                 (2)  Tandy Corporation
                SK1 1RQ
                                             29 July 1986                Deed
                                                                         (1)  Premium Life Assurance Co. Ltd.
                                                                         (2)  Tandy Corporation

                                             12 May 1987                 Deed of Assignment
                                                                         (1)  Tandy Corporation
                                                                         (2)  Intertan Canada Ltd.

                                             14 May 1987                 Licence to Assign
                                                                         (1)  Peachey Property Corporation Plc
                                                                         (2)  Tandy Corporation
                                                                         (3)  Intertan Canada Ltd.

                                             10 December 1992            Deed of Release
                                                                         (1)  Hammerson UK Properties
                                                                         (2)  Intertan Canada Ltd.

                                             10 December 1992            Memorandum of Rent Review

                                             20 January 1993             Licence to Assign
                                                                         (1)  Hammerson UK Properties Ltd.
                                                                         (2)  Intertan Canada Ltd.
                                                                         (3)  InterTAN (U.K.) Ltd.

                                             20 January 1993             Assignment
                                                                         (1)  Intertan Canada Ltd.
                                                                         (2)  InterTAN (U.K.) Ltd.

                                             21 January 1993             Notice of Assignment

1240            23 Princes Pavement          4 January 1979              Agreement for Lease
                Birkenhead                                               (1)   Wirral Borough Council
                Wirral                                                   (2)   Victoria Wine Co. Ltd.
                Merseyside
                                             5 December 1981             Assignment
                                                                         (1)   Victoria Wine Co. Ltd.
                                                                         (2)   Tandy Corporation

                                             17 May 1981                 Sub-Underlease
                                                                         (1)   Wirral Borough Council
                                                                         (2)   Tandy Corporation

                                             11 September 1987           Licence to Assign
                                                                         (1)   Wirral Borough Council
                                                                         (2)   Tandy Corporation
                                                                         (3)   Intertan Canada Ltd.

                                             11 September 1987           Deed of Assignment
                                                                         (1)   Tandy Corporation
                                                                         (2)   Intertan Canada Ltd.

                                             7 August 1992               Deed of Variation
                                                                         (1)   Wirral Borough Council
                                                                         (2)   Intertan Canada Ltd.

                                             17 February 1993            Licence to Assign
                                                                         (1)   Legal & General Assurance Society Ltd.
                                                                         (2)   Intertan Canada Ltd.
                                                                         (3)   InterTAN (U.K.) Ltd.

                                                                         Deed of Assignment
                                             19 February 1993            (1)   Intertan Canada Ltd.
                                                                         (2)   InterTAN (U.K.) Ltd.

                                                                         Deed of Variation
                                             17 October 1995             (1)   Legal & General Assurance Society
                                                                         (2)   InterTAN (U.K.) Ltd.

                                                                         Lease:
                                             17 May 1998                 (1)   Wirral Borough Council
                                                                         (2)   Tandy Corporation

1245             17 Birley Street            3 September 1985            Lease:
                 Blackpool                                               (1)   Peachey Property Corporation plc.
                 FY1 1EG                                                 (2)   Tandy Corporation.

                                             27 November 1986            Memorandum of Rent Review



                                             22 April 1987               Licence to Assign
                                                                         (1)   Peachey Property Corporation plc.
                                                                         (2)   Tandy Corporation

                                             24 April 1987               Deed of Assignment
                                                                         (1)   Tandy Corporation
                                                                         (2)   Intertan Canada Ltd.

                                             17 September 1992           Licence to Assign
                                                                         (1)   Wereldhave Property Corporation Plc
                                                                         (2)   Intertan Canada Ltd.

                                                                         Assignment
                                             21 September 1992           (1)   Intertan Canada Ltd.
                                                                         (2)   InterTAN (U.K.) Ltd.

                                                                         Notice of Assignment
                                             21 September 1992
                                                                         Memorandum of Rent Review
                                             10 December 1996

1246              45 Lune Street             14 August 1985              Lease:
                  Preston.                                               (1)   Legal & General Assurance Society Ltd.
                  PR1 2NN                                                (2)   Tandy Corporation.

                                                                         Memorandum of Rent Review
                                             10 August 1987
                                                                         Licence to Assign
                                             21 September 1987           (1)   Legal & General Assurance Society Ltd.
                                                                         (2)   Tandy Corporation
                                                                         (3)   Intertan Canada Ltd.

                                                                         Licence to Assign
                                                                         (1)   Legal & General Assurance Society Ltd.
                                             30 November 1992            (2)   Intertan Canada Ltd.
                                                                         (3)   InterTAN (U.K.) Ltd.

                                                                         Notice of Assignment

                                                                         Memorandum of Rent Review
                                             3 December 1992

                                             9 June 1997

1326             83 Warwick Street           18 November 1974            Lease:
                 Leamington Spa                                          (1)   The Trustees of the England Settlement
                 CV32 4RR                                                (2)   Tandy Corporation

                                                                         Deed of Variation
                                             13 December 1977            (1)   The Trustees of the England Settlement
                                                                         (2)   Tandy Corporation

                                                                         Memorandum of Rent Review

                                             13 March 1981               Licence to Assign
                                                                         (1)   The Trustees of the England Settlement
                                             29 June 1987                (2)   Tandy Corporation
                                                                         (3)   Intertan Canada Ltd.

                                                                         Licence to Assign
                                                                         (1)   The Trustees of the England Settlement
                                                                         (2)   Intertan Canada Ltd.
                                             12 May 1988
                                                                         Deed of Variation
                                                                         (1)   J.C.England, M.D.R.Worster, A.P.F.Rothman,
                                                                               D.J.S.Worster.
                                                                         (2)   InterTAN (U.K.) Ltd.
                                             4 February 1991
                                                                         Memorandum of Rent Review


                                             29 September 1994

1329           101 Upper Broad Walk          26 September 1980           Lease:
               Broad Marsh Centre                                        (1)   Prudential Assurance Co. Ltd
               Nottingham                                                (2)   Focus on Interior Furnishings (Heanor) Ltd.
                                                                         (3)   Paul Adrian Cripwell

                                             23 October 1980             Licence to Assign:
                                                                         (1)   Prudential Assurance Co. Ltd
                                                                         (2)   Focus On Interior Furnishings (Heanor) Ltd.
                                                                         (3)   Tandy Corporation

                                                                         Deed of Assignment
                                             3 November 1980             (1)   Focus On Interior Furnishings (Heanor) Ltd.
                                                                         (2)   Tandy Corporation

                                             14 December 1987            Licence to Assign
                                                                         (1)   Possfund Custodian Trustee Ltd.
                                                                         (2)   Tandy Corporation
                                                                         (3)   Intertan Canada Ltd.

                                             14 December 1987            Deed of Assignment
                                                                         (1)   Tandy Corporation
                                                                         (2)   Intertan Canada Ltd.

                                             3 May 1988                  Licence to Assign
                                                                         (1)   Possfund Custodian Trustee Ltd.
                                                                         (2)   Intertan Canada Ltd.
                                                                         (3)   InterTAN (U.K.) Ltd.

                                             3 May 1988                  Deed of Assignment
                                                                         (1)   Intertan Canada Ltd.
                                                                         (2)   InterTAN (U.K.) Ltd.

                                             1 May 1995                  Memorandum of Rent Review

1330             36 Belgrave Gate            8 October 1979              Underlease
                 Leicester                                               (1)  Nationwide Building Society
                 LE1 3GP                                                 (2)  Oswald Weiss.

                                             28 August 1981              Licence to Assign
                                                                         (1)  Nationwide Building Society
                                                                         (2)  Oswald Weiss
                                                                         (3)  Mr. & Mrs. P.C. Mallinger

                                             8 September 1981            Assignment
                                                                         (1)  Oswald Weiss
                                                                         (2)  Mr. & Mrs. P.C. Mallinger

                                             8 November 1983             Supplemental Underlease
                                                                         (1)  Nationwide Building Society
                                                                         (2)  Newarke Wools Ltd.
                                                                         (3)  Mr & Mrs P.C. Mallinger.



                                             8 September 1986            Licence
                                                                         (1)  Nationwide Building Society
                                                                         (2)  Newarke Wools Ltd.
                                                                         (3)  Tandy Corporation
                                                                         (4)  Mr. & Mrs. P.C. Mallinger

                                             17 September 1986           Assignment
                                                                         (1)  Newarke Wools Ltd.
                                                                         (2)  Tandy Corporation

                                             23 October 1986             Supplemental Underlease
                                                                         (1)  Nationwide Building Society
                                                                         (2)  Tandy Corporation

                                             23 April 1987               Licence to Assign
                                                                         (1)  Nationwide Building Society
                                                                         (2)  Tandy Corporation
                                                                         (3)  Intertan Canada Ltd.

                                             24 April 1987               Deed of Assignment
                                                                         (1)  Tandy Corporation
                                                                         (2)  Intertan Canada Ltd.

                                             7 April 1989                Licence to Assign
                                                                         (1)  Nationwide Anglia Building Society
                                                                         (2)  Intertan Canada Ltd.
                                                                         (3)  InterTAN (U.K.) Ltd.

                                             12 April 1989               Deed of Assignment
                                                                         (1)  Intertan Canada Ltd.
                                                                         (2)  InterTAN (U.K.) Ltd.

1412           13-17 Clarence Street         27 October 1984             Memorandum of Rent Review
               Gloucester
               GL1 1EA                       30 August 1985              Underlease:
                                                                         (1)   Norwich Union Life Assurance Society.
                                                                         (2)   Tandy Corporation

                                                                         Licence to Assign
                                             27 April 1987               (1)   Norwich Union Life Assurance Society
                                                                         (2)   Tandy Corporation

                                                                         Deed of Assignment
                                                                         (1)   Tandy Corporation
                                             2 May 1987                  (2)   Intertan Canada Ltd.


                                                                         Licence to Assign
                                                                         (1)   Norwich Union Life Assurance Society
                                             11 March 1991               (2)   Intertan Canada Ltd.

                                                                         Deed of Assignment
                                                                         (1)   Intertan Canada Ltd.
                                                                         (2)   InterTAN (U.K.) Ltd.
                                             11 March 1991

1415             9 Wood Street               18 July 1979                Lease:
                 Cardiff                                                 (1)   Capital & Counties Property Co. Ltd.
                 South Glamorgan.                                        (2)   Tandy Corporation.
                 CF1 1EN
                                             18 July 1979                Licence
                                                                         (1)   Capital & Counties Property Co. Ltd.
                                                                         (2)   Tandy Corporation

                                             30 July 1985                Deed of Variation
                                                                         (1)   Capital & Counties Plc
                                                                         (2)   Tandy Corporation

                                                                         Licence
                                                                         (1)   Capital & Counties Plc
                                             30 July 1985                (2)   Tandy Corporation

                                                                         Licence to Assign
                                                                         (1)   Capital & Counties Plc
                                             23 April 1987               (2)   Tandy Corporation

                                                                         Deed of Assignment
                                                                         (1)   Tandy Corporation
                                             24 April 1987               (2)   Intertan Canada Ltd.

                                                                         Licence to Assign
                                                                         (1)   Mars Pension Trustees Ltd.
                                             10 June 1996                (2)   Intertan Canada Ltd.
                                                                         (3)   InterTAN (U.K.) Ltd.

                                                                         Deed of Assignment
                                                                         (1)   Intertan Canada Ltd.
                                             10 June 1996                (2)   InterTAN (U.K.) Ltd.

                                                                         Notice of Assignment

                                             14 June 1996

1535            7 Greenhill Street           25 October 1961             Lease
                Bedford                                                  (1)   The Mayor, Aldermen & Burgesses of the
                Beds                                                           Borough of Bedford
                MK41 1EG                                                 (2)   The Marley Tile Co. Ltd.

                                             9 April 1962                Supplemental Lease
                                                                         (1)   The Mayor, Aldermen & Burgesses of the
                                                                               Borough of Bedford
                                                                         (2)   The Marley Tile Co. Ltd.

                                             4 December 1980             Assignment
                                                                         (1)   The Marley Tile Co. Ltd
                                                                         (2)   Tandy Corporation

                                             26 April 1985               Licence
                                                                         (1)   North Bedfordshire Borough Council
                                                                         (2)   Tandy Corporation

                                             30 December 1986            Licence
                                                                         (1)   Bedfordshire Borough Council
                                                                         (2)   InterTAN (U.K.) Ltd.

                                             14 April 1987               Deed of Assignment
                                                                         (1)   Tandy Corporation
                                                                         (2)   Intertan Canada Ltd.

                                             22 April 1987               Notice of Assignment

1541              65 Southernhay             8 June 1981                 Underlease:
                  Basildon                                               (1)   Ravenseft Properties Limited
                  Essex                                                  (2)   Tandy Corporation
                  SS14 1EU
                                             22 September 1986           Deed of Rent Review
                                                                         (1)   Ravenseft Properties Ltd.
                                                                         (2)   Tandy Corporation

                                             4 June 1987                 Licence to Assign
                                                                         (1)   Ravenseft Properties Ltd
                                                                         (2)   Tandy Corporation
                                                                         (3)   Intertan Canada Ltd.

                                             5 June 1987                 Deed of Assignment
                                                                         (1)   Tandy Corporation
                                                                         (2)   Intertan Canada Ltd.

                                             14 July 1988                Licence to Assign
                                                                         (1)   Ravenseft Properties Ltd
                                                                         (2)   Intertan Canada Ltd.
                                                                         (3)   InterTAN (U.K.) Ltd.

                                             15 July 1988                Deed of Assignment
                                                                         (1)   Intertan Canada Ltd.
                                                                         (2)   InterTAN (U.K.) Ltd.

                                             11 November 1991            Memorandum of Rent Review

1550               1 Quadrant House          24 September 1981           Lease:
                   The Quadrant                                          (1)  Property Growth Assurance Co. Ltd.
                   Richmond                                              (2)  Tandy Corporation
                   Surrey
                   TW9 1DT                   17 November 1983            Deed of Variation
                                                                         (1)  Property Growth Assurance Co. Ltd
                                                                         (2)  Tandy Corporation

                                             4 December 1986             Memorandum of Rent Review

                                             11 September 1987           Licence
                                                                         (1)  Bristol & West Building Society
                                                                         (2)  Tandy Corporation

                                             14 September 1987           Deed of Assignment
                                                                         (1)  Tandy Corporation
                                                                         (2)  Intertan Canada Ltd.

                                             6 October 1987              Notice of Assignment

                                             8 April 1992                Memorandum of Rent Review

                                             2 November 1992             Licence to Assign
                                                                         (1)  Bristol & West Building Society
                                                                         (2)  Intertan Canada Ltd.
                                                                         (3)  InterTAN (U.K.) Ltd.

                                             4 November 1992             Assignment
                                                                         (1)  Intertan Canada Ltd.
                                                                         (2)  InterTAN (U.K.) Ltd.

                                             4 November 1992             Notice of Assignment

                                             4 November 1992             Memorandum of Rent Review

1559               10 East Walk              4 December 1985              Lease:
                   The High                                               (1)   Courtenay Investments Ltd.
                   Harlow                                                 (2)   Tandy Corporation
                   Essex
                   CH20 1JH                  19 June 1987                 Licence to Assign
                                                                          (1)   Courtenay Investments Ltd.
                                                                          (2)   Tandy Corporation
                                                                          (3)   Intertan Canada Ltd.

                                             19 June 1987                 Deed of Assignment
                                                                          (1)   Tandy Corporation
                                                                          (2)   Intertan Canada Ltd.

                                             17 August 1987               Memorandum of Rent Review

                                             12 April 1988                Licence to Assign
                                                                          (1)   Courtenay Investments Ltd.
                                                                          (2)   Intertan Canada Ltd.
                                                                          (3)   InterTAN (U.K.) Ltd.

                                             12 April 1988                Deed of Assignment
                                                                          (1)   Intertan Canada Ltd.
                                                                          (2)   InterTAN (U.K.) Ltd.

                                             1 September 1994             Memorandum of Rent Review

                                             14 April 1997                Memorandum of Rent Review

1638             69-71 High Street           23 March 1976                Underlease:
                 Andover                                                  (1)   Rowellgrange Limited
                 Hants                                                    (2)   Hunters Furnishings Ltd. & Sureties.
                 SP10 1LP
                                             18 January 1982              Licence to Assign
                                                                          (1)   Sun Life Assurance Co. of Canada
                                                                          (2)   Tandy Corporation
                                             22 May 1986                  Memorandum of Rent Review

                                             23 April 1987                Licence  to Assign
                                                                          (1)   Sun Life Assurance Co. of Canada
                                                                          (2)   Tandy Corporation
                                                                          (3)   Intertan Canada Ltd.

                                             20 August 1991               Memorandum of Rent Review

                                             6 November 1991              Licence to Assign
                                                                          (1)   Sun Life Assurance Co. of Canada
                                                                          (2)   Intertan Canada Ltd.
                                                                          (3)   InterTAN (U.K.) Ltd.

                                             14 November 1991             Notice of Assignment

                                             19 August 1996               Memorandum of Rent Review

1639           Unit 78 Osborne Hall          3 December 1986              Underlease
               Fareham                                                    (1)  The Standard Life Assurance Co.
               Hants                                                      (2)  Tandy Corporation.
               PO16 0PW
                                             17 June 1987                 Memorandum of Rent Review

                                             7 December 1987              Licence to Assign
                                                                          (1)   The Standard Life Assurance Co.
                                                                          (2)   Tandy Corporation
                                                                          (3)   Intertan Canada Ltd.

                                             7 December 1987              Deed of Assignment
                                                                          (1)   Tandy Corporation
                                                                          (2)   Intertan Canada Ltd.

                                             6 April 1989                 Licence
                                                                          (1)   The Standard Life Assurance Co.
                                                                          (2)   Intertan Canada Ltd.
                                                                          (3)   InterTAN (U.K.) Ltd.

                                             13 April 1989                Deed of Assignment
                                                                          (1)   Intertan Canada Ltd.
                                                                          (2)   InterTAN (U.K.) Ltd.

                                             13 April 1989                Notice of Assignment

                                             20 July 1992                 Memorandum of Rent Review

                                             18 November 1997             Memorandum of Rent Review

4596              69 High Street              23 September 1985           Underlease
                  Hounslow                                                (1)   Sun Life Assurance Society Plc.
                  London                                                  (2)   Tandy Corporation.

                                              18 August 1986              Licence
                                                                          (1)   Sun Life Assurance Society Plc
                                                                          (2)   Tandy Corporation


                                              20 January 1988             Licence to Assign
                                                                          (1)   Sun Life Assurance Society Plc
                                                                          (2)   Tandy Corporation
                                                                          (3)   Intertan Canada Ltd.

                                              20 January 1988             Deed of Assignment
                                                                          (1)   Tandy Corporation
                                                                          (2)   Intertan Canada Ltd.

                                              2 August 1988               Licence to Assign
                                                                          (1)   Sun Life Assurance Society Plc
                                                                          (2)   Intertan Canada Ltd.
                                                                          (3)   InterTAN (U.K.) Ltd.



                                              2 August 1988               Deed of Assignment
                                                                          (1)   Intertan Canada Ltd.
                                                                          (2)   InterTAN (U.K.) Ltd.

                                              18 February 1996            Memorandum of Rent Review


4649               Unit 215/216               19 December 1986            Lease
                   Stoneborough                                           (1)   The Prudential Assurance Co. Ltd.
                   Chequers Centre                                        (2)   Shell Pensions Trust Ltd.
                   Maidstone                                              (3)   Tandy Corporation.
                   Kent
                                              28 January 1988             Licence & Deed of Covenant
                                                                          (1)   The Prudential Assurance Co. Ltd.
                                                                          (2)   Shell Pensions Trust Ltd
                                                                          (3)   Tandy Corporation
                                                                          (4)   Intertan Canada Ltd.

                                              7 April 1989                Licence & Deed of Covenant
                                                                          (1)   The Prudential Assurance Co. Ltd.
                                                                          (2)   Shell Pensions Trust Ltd
                                                                          (3)   Tandy Corporation
                                                                          (4)   Intertan Canada Ltd.

                                              8 June 1992                 Memorandum of Rent Review

                                              23 May 1997                 Licence
                                                                          (1)   The Prudential Assurance Co. Ltd
                                                                          (2)   Shell Pensions Trust Ltd.
                                                                          (3)   InterTAN (U.K.) Ltd.

                                              23 May 1997                 Supplemental Lease
                                                                          (1)   The Prudential Assurance Co. Ltd.
                                                                          (2)   Shell Pensions Trust Ltd
                                                                          (3)   InterTAN (U.K.) Ltd.
                                              5 August 1997                     Memorandum of Rent Review

4643            233 Commercial Road           17 January 1985             Lease:
                Portsmouth                                                (1)   The Prudential Assurance Company Ltd.
                Hampshire                                                 (2)   Black Camping and Leisure Ltd.

                                                                          Licence to Assign
                                              27 March 1986               (1)   The Prudential Assurance Co. Ltd.
                                                                          (2)   Black Camping & Leisure Ltd

                                                                          Assignment
                                              30 April 1986               (1)   Blacks Camping & Leisure Ltd.
                                                                          (2)   Tandy Corporation

                                                                          Licence & Deed of Covenant
                                              31 July 1987                (1)   The Prudential Assurance Co. Ltd.
                                                                          (2)   Tandy Corporation
                                                                          (3)   Intertan Canada Ltd.

                                                                          Deed of Assignment
                                              3 August 1987               (1)   Tandy Corporation
                                                                          (2)   Intertan Canada Ltd.

                                                                          Licence to Assign
                                              22 May 1989                 (1)   Sheraton U.K. Ltd
                                                                          (2)   Intertan Canada Ltd.
                                                                          (3)   InterTAN (U.K.) Ltd.

                                                                          Deed of Assignment
                                              24 May 1989                 (1)   Intertan Canada Ltd.
                                                                          (2)   InterTAN (U.K.) Ltd.

                                                                          Memorandum of Rent Review
                                              10 April 1995

4205             36 Bridge Street             1 April 1982                Lease:
                 St. Helens                                               (1)   Star (Great Britain) Holdings Ltd.
                 Lancaster                                                (2)   Tandy Corporation

                                              25 December 1986            Memorandum of Rent Review

                                              22 June 1987                Licence & Deed of Covenant
                                                                          (1)   Urban Commercial Properties Ltd.
                                                                          (2)   Tandy Corporation
                                                                          (3)   Intertan Canada Ltd.

                                              25 July 1989                Licence & Deed of Covenant
                                                                          (1)   Urban Commercial Properties Ltd.
                                                                          (2)   Intertan Canada Ltd.
                                                                          (3)   InterTAN (U.K.) Ltd.

                                              19 December 1991            Memorandum of Rent Review

                                              17 April 1997               Memorandum of Rent Review

                                    Annex 6

                           PREVIOUS TENANT PROPERTIES


     Store Number                                           LOCATION
     ------------                                           --------
     1102                                                   Newcastle-Upon-Tyne
     1117                                                   Arnold
     1121                                                   Lincoln
     1122                                                   York
     1133                                                   Middlesbrough
     1138                                                   Sheffield
     1204                                                   Prenton
     1209                                                   Cheadle
     1211                                                   Crewe
     1217                                                   Chadderton
     1221                                                   Hanley
     1224                                                   Accrington
     1229                                                   Altrincham
     1230                                                   Burnley
     1232                                                   Stockport
     1240                                                   Birkenhead
     1245                                                   Blackpool
     1246                                                   Preston.
     1326                                                   Leamington Spa
     1329                                                   Broad Marsh
     1330                                                   Leicester
     1412                                                   Gloucester
     1415                                                   Cardiff
     1535                                                   Bedford
     1541                                                   Basildon
     1550                                                   Richmond
     1559                                                   Harlow
     1638                                                   Andover
     1639                                                   Fareham
     4596                                                   Hounslow
     4649                                                   Maidstone
     4643                                                   Portsmouth
     4205                                                   St. Helens

                                    Annex 7

                            INDEMNIFIED GUARANTEES

STORE  Property          DATE               PARTIES
NO.
----------------------------------------------------------------------------------------
1148   Unit 18 Pavement  14 May 1992       Sub-Underlease:
       Centre                              (1) Chesterfield Borough Council
       Chesterfield                        (2) InterTAN UK Limited
       S40 6BS                             (3) InterTAN Inc.

                         9 June 1993       Memorandum of Rent Review
----------------------------------------------------------------------------------------

1361   18 Market Place   24 November 1988  Lease
       Loughborough                        (1) Standard Life Investment Funds Ltd.
       Leics                               (2) InterTAN UK Ltd.
       LE11 3EB                            (3) InterTAN Inc.

                         Undated           Deed of Release & Grant of Right of
                                           Way
                                           (1) The Council of the Borough of Charnwood
                                           (2) Standard Life Investment Funds Ltd.
----------------------------------------------------------------------------------------

1428   21 East Street    18 March 1986     Lease:
       Taunton                             (1) Imperial Life Assurance Co. of Canada
       Somerset                            (2) Holland & Barrett (Franchising) Ltd.
       TA1 3CP
                                           Licence to Assign
                         11 July 1988      (1) Imperial Trident Life Ltd.
                                           (2) Holland & Barrett (Franchising) Ltd.
                                           (3) InterTAN (U.K.) Ltd.
                                           (4) Intertan Inc.

                                           Memorandum of Rent Review
                         6 May 1997
----------------------------------------------------------------------------------------

1429  2 Frederick Place  26 July 1988    Lease:
      The Quedam Centre                  (1) The Standard Life Assurance Co Ltd.
      Yeovil                             (2) Booker Health Foods Ltd.
      Somerset
      BA20 1LD


                                         Licence
                         26 July 1988    (1) The Standard Life Assurance Co Ltd.
                                         (2) Booker Health Foods Ltd.

                                         Licence to Assign & Deed of Variation
                                         (1) The Standard Life Assurance Co Ltd.
                         1 August 1988   (2) Booker Health Foods Ltd.
                                         (3) InterTAN (U.K.) Ltd.
                                         (4) Intertan Inc.

                                         Assignment
                                         (1) Booker Health Foods Ltd.
                                         (2) InterTAN (U.K.) Ltd.
                         12 August 1988
                                         Notice of Assignment


                         19 August 1988

--------------------------------------------------------------------------------

1570  14 High Road         31 October 1986       Lease:
      Wood Green                                 (1) Provident Financial Group
      London                                         plc
      N22 6BX                                    (2) Cullen's Stores plc

                           31 October 1986       Licence
                                                 (1) Provident Financial Group
                                                     plc
                                                 (2) Cullen's Stores plc

                           2 September 1988      Licence
                                                 (1) I.H.Carrim & E. Carrim
                                                 (2) Cullen's Stores Plc
                                                 (3) InterTAN (U.K.) Ltd.

                           2 September 1988      Licence & Deed of Variation
                                                 (1) Provident Financial Group
                                                     plc
                                                 (2) Cullen's Stores plc
                                                 (3) InterTAN (U.K.) Ltd.
                                                 (4) Intertan Inc.

                           21 September 1988     Assignment
                                                 (1) Cullen's Stores Plc
                                                 (2) InterTAN (U.K.) Ltd.

                           8 June 1995           Memorandum of Rent Review

-------------------------------------------------------------------------------

1571  Unit 15              10 October 1990       Lease:
      Kingsland Shopping                         (1) College Estate Ltd.
      Centre                                     (2) InterTAN UK Ltd.
      London                                     (3) InterTAN Inc.
      E8 2LX
                           22 May 1995           Memorandum of Rent Review

-------------------------------------------------------------------------------

1819  33 Bridgegate        4 October 1988        (1) Vico Properties (Scotland)
      Irvine                                         Ltd.
                                                 (2) InterTAN(U.K.) Ltd.
                                                 (3) InterTAN Inc.

                           20 January 1989       (1) J. Leon & Co. Ltd.
                                                 (2) InterTAN (U.K.) Ltd.
                                                 (3) InterTAN Inc.

--------------------------------------------------------------------------------

                                    Annex 8

                               EVENT OF DEFAULT


14. The Company ceases carrying on its business or a material part of its business other than as a result of a disposal of that business or that material part to a Permitted Company.

15. Any judgement or judgements or order or orders for the payment of money or money's worth in an amount or value in aggregate not less than (Pounds)50,000 made against the Company is not complied with within 14 days or any execution or distress is levied or enforced on any assets of the Company and is not discharged within seven days;

16. The Company stops payment of its debts or agrees to declare a moratorium or becomes or is deemed under Section 123(1)(e) or 123(2) of the Insolvency Act 1986 to be unable to pay its debts;

17. Any event of default (as defined in or pursuant to the relevant agreement) occurs in relation to the Company pursuant to the terms of any agreement relating to any money borrowed by the Company and the lender of any such money asserts that any such money has become due for repayment prior to its normal maturity date by reason of the Company's default or the Company's insolvency;

18. The Company enters into any agreement, composition or arrangement with its creditors generally, or any class of its creditors, or takes any steps with a view to entering into any such agreement, composition or arrangement or any steps are taken with a view to the Company entering into a voluntary arrangement under any statute dealing with insolvency or the protection of debtors unless the purpose and effect of such action is that the rights, assets, liabilities and obligations of the Company are assumed by a Permitted Company;

19. Any security holder enters into possession or otherwise takes steps to enforce its security over any assets of the Company;

20. An order is made or a resolution (not being a resolution relating to a winding up as part of a solvent reconstruction or amalgamation under which the rights, assets, liabilities and obligations of the Company are assumed by a Permitted Company) is passed or proceedings or steps are taken for appointing an administrator of or for the winding-up of the Company or a notice is issued convening a meeting to pass such a resolution;

21. Any receiver is appointed over all or any of the assets of the Company, or any steps are taken toward the appointment of such a receiver;

22. Any event similar to or analogous to any of the foregoing occurs in relation to the Company under the laws of any jurisdiction;

23. The Company disposes of all or the major part of its business other than to a Permitted Company

24. The Company or following a disposal to a Permitted Company as contemplated by Paragraph 23, that assignee company ceases to be a Permitted Company.

Executed as a Deed under Seal by  )
INTERTAN, INC                     )




Executed as a Deed under Seal by  )
TANDY CORPORATION                 )




Executed as a Deed under Seal by  )
INTERTAN CANADA LIMITED           )




Executed as a Deed under Seal by  )
THE CARPHONE                      )
WAREHOUSE LIMITED                 )

Director


Director/Secretary

Executed as a Deed under Seal by  )
WORLDWIDE                         )
TELECOMMUNICATIONS                )
LIMITED                           )

Director


Director/Secretary